UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 16, 2006

THE CHEESECAKE FACTORY INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26901 Malibu Hills Road
Calabasas Hills, California 91301
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(818) 871-3000

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

          On February 21, 2006, the Compensation Committee and Board of Directors of the Company approved a performance incentive target for fiscal 2006 under the Company’s Amended and Restated Performance Incentive Plan (the “Plan”) for executive officers and other corporate employees based upon the Company achieving a specified level of consolidated income from operations and subject to specified potential adjustments. The performance incentive target for The Cheesecake Factory Bakery Incorporated, a wholly owned subsidiary of the Company, also requires achievement of a specified level of operating profit of the bakery division.

          Participants will have the opportunity to earn a performance achievement bonus if the Company achieves at least 95% of its performance incentive target for the year.  For fiscal 2006, the potential percentage of salary payable to a participant as a performance achievement bonus under the Plan ranges from 18% to 60% of base salary, depending upon the level of the Company’s achievement of its performance incentive target (from 95% to 105%) and the participant’s position in the Company.  The maximum performance achievement bonuses payable under the Plan to the executive officers of the Company if the performance incentive target is achieved at the highest level are as follows:

MAXIMUM POTENTIAL BONUS

David Overton,	$409,200
Chairman and Chief Executive Officer
The Cheesecake Factory Incorporated
Michael J. Dixon	$136,800
Senior Vice President and Chief Financial Officer
The Cheesecake Factory Incorporated
Debby R. Zurzolo	$183,600
Executive Vice President. General Counsel and Secretary
The Cheesecake Factory Incorporated
Peter J. D’Amelio	$210,600
President and Chief Operating Officer
The Cheesecake Factory Restaurants Inc. and
Grand Lux Cafe LLC
Max S. Byfuglin	$162,000
President
The Cheesecake Factory Bakery Incorporated

          There is no assurance that the Company will achieve the performance incentive targets established by the Compensation Committee in any fiscal year.  At least 95% of the performance achievement target must be achieved in fiscal 2006, in order for any performance achievement bonuses to be payable under the Plan.

          The Company’s stockholders approved the material terms of the performance incentive goals under the Plan at the 2005 Annual Meeting of Stockholders.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2006	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ MICHAEL J. DIXON

Michael J. Dixon
Senior Vice President and Chief Financial Officer

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